EXHIBIT 10.1

WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 9, 2008, between SOUTH HAMPTON RESOURCES, INC., a Texas corporation (“Borrower”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).  Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

RECITALS

A.           Borrower and Lender entered into that certain Credit Agreement dated as of May 25, 2006 (as amended by that certain Waiver and First Amendment to Credit Agreement dated as of December 31, 2006, that certain Waiver and Second Amendment to Credit Agreement and First Amendment to Borrower Security Agreement dated as of September 19, 2007, that certain Third Amendment to Credit Agreement dated as of January 28, 2008, and as further, restated or supplemented, the “Credit Agreement”), under which Lender agreed to provide to Borrower, subject to the terms and conditions contained therein, a revolving credit facility and a term loan facility.

B.           A certain Default has occurred as a result of TOCCO’s failure to comply with the maximum Unfinanced Capital Expenditures covenant for calendar year ended December 31, 2007 pursuant to Section 10.3 of the Credit Agreement (the “Existing Default”).

C.           Borrower has requested that Lender waive the Existing Default and to make other amendments to the Credit Agreement, in each case subject to the terms and conditions of this Amendment

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1. Waiver of Existing Default.  Subject to the conditions set out in this Amendment, Lender hereby (a) waives any violation of, or noncompliance with, any provision of any Loan Document caused solely by the Existing Default, and (b) agrees not to exercise any of its Rights available under the Loan Documents solely as a result of any such violation or noncompliance described in clause (a) of this Section 1.  Except as set out in the immediately preceding sentence, Borrower hereby agrees that such waiver does not constitute a waiver of any present or future violation of or noncompliance with any provision of any Loan Document or a waiver of Lender’s right to insist upon strict compliance with each term, covenant, condition, and provision of the Loan Documents.

2. Amendments to Credit Agreement.

(a) The Recitals to the Credit Agreement are hereby deleted in their entirety and replaced with the following Recitals:

“A.           Borrower has requested that Lender extend credit to Borrower (i) in the maximum principal amount of $17,000,000 in the form of a revolving credit facility that includes a $3,000,000 subfacility for Swap Contracts, and a $9,000,000 subfacility for the issuance of LCs, and (ii) in the maximum principal amount of up to $10,000,000 in the form of an advancing term loan facility to finance the Subject Expansion (as defined below).

B.           Lender is willing to extend the revolving credit facility, extend the Swap Contract subfacility, extend the letter of credit subfacility, and extend the term loan facility, in each case on the terms and conditions of this Agreement.

Accordingly, Borrower and Lender agree as follows:”

(b) Section 1.1 of the Credit Agreement is hereby amended to delete the defined term “Revolving Committed Amount” and replace it as follows in its appropriate alphabetical order:

“Revolving Committed Amount means $17,000,000.”

3. Conditions.  This Amendment shall be effective once each of the following have been delivered to Lender in Proper Form:

(a) this Amendment executed by Borrower and Lender, together with Guarantors’ Consent and Agreement attached to this Amendment executed by such Guarantors;

(b) a replacement Revolving Note in the principal amount of the Revolving Committed Amount (after giving effect to this Amendment); and

(c) such other documents and information as Lender may reasonably request.

4. Representations and Warranties.  Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment after giving effect to this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party other than in respect of the Existing Default (before giving effect to this Amendment), and (g) to the best of Borrower’s knowledge after due inquiry and investigation, no Potential Default or Default has occurred and is continuing.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

5. Scope of Amendment; Reaffirmation; Release.  All references to the Credit Agreement shall refer to the Credit Agreement as affected by this Amendment.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as affected by this Amendment) and any other Loan Document, the terms of the Credit Agreement (as affected by this Amendment) shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement (as amended by this Amendment).  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).

6.	Miscellaneous.

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(a) No Waiver of Defaults.  This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents other than the Existing Default, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b) Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(c) Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(d) Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(e) Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile.  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on Borrower and Lender.

(f) Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(g) Arbitration.  Upon the demand of any party to this Amendment, any dispute shall be resolved by binding arbitration as provided for in Section 13.9 of the Credit Agreement.

(h) Entirety.  THE LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures appear on the following page.]

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This Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER

                                                                                                       SOUTH HAMPTON RESOURCES, INC.

By: /s/ Nick Carter
Name: Nick Carter
Title: President

LENDER

BANK OF AMERICA, N.A.

By: /s/ Adam Rose
Name:  Adam C. Rose
Title: Vice President

Signature Page to Waiver and Fourth Amendment to Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT TO
WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, the Waiver and Fourth Amendment to Credit Agreement (the “Amendment”), the undersigned hereby consent to the Amendment (including without limitation, the provision by Lender of the Term Loan to Borrower) and agree that the Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligations (as defined in the Credit Agreement), all of which are in full force and effect. The undersigned further represent and warrant to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) they are in full compliance with all covenants and agreements contained in each Loan Document to which they are a party, and (c) no Default or Potential Default has occurred and is continuing.  Guarantors hereby release Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment.  This Guarantors’ Consent and Agreement shall be binding upon the undersigned and their respective successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

      GUARANTOR:

GULF STATE PIPE LINE COMPANY, INC.

By:   /s/ Nick Carter
Name:    Nick Carter
 Title:  President

TEXAS OIL & CHEMICAL CO. II, INC.

By:  /s/ Nick Carter
Name:  Nick Carter
Title:  President

REVOLVING NOTE

$17,000,000                                                                                                Houston, Texas                                                 As of July 9, 2008

FOR VALUE RECEIVED, South Hampton Resources, Inc., a Texas corporation (“Borrower”), hereby promises to pay to the order of Bank of America, N.A., a national banking association (“Lender”) on or before the Revolving Credit Termination Date, the principal amount of $17,000,000 or so much thereof as may be disbursed and outstanding under this note, together with interest, as described in this note.

This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement dated as of May 25, 2006 (as amended, supplemented or restated, the “Credit Agreement”), between Borrower and Lender and is the “Revolving Note” referred to in the Credit Agreement.  Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement.  Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of rights, payment of attorneys’ fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note.  This note is a Loan Document and, therefore, is subject to the applicable provisions of Section 13 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

Specific reference is made to Section 3.7 of the Credit Agreement for usury savings provisions.

This note is issued in replacement of and an increase of (but not a novation of, or an accord and satisfaction of) that certain Revolving Note dated as of May 25, 2006, by Borrower and payable to the order of Lender in the original principal amount of $12,000,000.

the rights and obligations of Borrower and Lender shall be determined solely from written agreements, documents, and instruments, and any prior oral agreements between Borrower and Lender are superseded by and merged into such writings.  this note, the Credit Agreement, and the other written loan documents executed by Borrower and Lender (or by Borrower for the benefit of Lender) represent the final agreement between Borrower and Lender and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties.  there are no unwritten oral agreements between the parties.

This note must be construed, and its performance enforced, under Texas law.

[Signature appears on the next page.]

EXECUTED as of the date first written above.

BORROWER:

SOUTH HAMPTON RESOURCES, INC.

By:/s/ Nick Carter
Name: Nick Carter
Title: President

Signature Page to the Revolving Note
(Replacement Revolving Note – Waiver and Fourth Amendment to Credit Agreement)